EX-10.3

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, confidential information (indicated by [***]) has been omitted from Exhibit 10.3 because it (i) is not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT TO THE TECHNOLOGY TRANSFER AGREEMENT AND TO THE MANUFACTURING AND SUPPLY AGREEMENT

This amendment (the “Amendment”) to the Technology Transfer Agreement (“TT Agreement”) and to the Manufacturing and Supply Agreement (the “MSA”) is made as of the last date of signature below and entered into by and among Insmed Incorporated, a Virginia corporation having its principal place of business at 700 US Highway 202/206, Bridgewater, New Jersey 08807, USA (“Client”) and Patheon UK Limited, a company incorporated in England and Wales having its principal place of business at Kingfisher Drive, Covingham, Swindon, SN35BZ, United Kingdom (“Patheon”). Capitalized terms used, but not specifically defined herein, shall have the meaning provided for such terms in the Agreement (defined below).

RECITALS

WHEREAS, Client and Patheon entered into both the TT Agreement and the MSA on 20 October 2017,

WHEREAS, the Parties desire to amend certain provisions of the TT Agreement and of the MSA as described below.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.Amendment of Exhibit H to the TT Agreement. Exhibit H to the TT Agreement is hereby deleted in its entirety and replaced with Exhibit H hereto.

2.Amendment of Section 10.1. of the MSA. Section 10.1 is hereby amended by deleting the Client’s address and contact information and replacing it with the following:

Insmed Incorporated
700 US Highway 202/206
Bridgewater, NJ 08807, USA
Attn.: Chief Legal Officer
Email: [***]

3.Amendment of Schedule B of the MSA. Schedule B to the MSA is hereby deleted in its entirety and replaced with Schedule B hereto.

4.Amendment of Schedule F. Schedule F to the MSA is hereby deleted in its entirety.

5.Miscellaneous. Except as otherwise set forth in this Amendment, the TT Agreement and the MSA shall remain in full force and effect as presently written and the rights, duties, liabilities and obligations of the parties thereto, as presently constituted, will continue in full effect in accordance with its respective terms. This Amendment supersedes and replaces any and all prior and contemporaneous understandings, arrangements and agreements, whether oral or written, with respect to the subject matter.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the last date of signature below.

PATHEON UK LIMITED:	INSMED INCORPORATED:

By: /s/ Steven Facer Name: Steven Facer Title: General Manager, Swindon Date: 04 Mar 2021	By: /s/ Don Nociolo Name: Don Nociolo Title: VP Technical Operations Date: 11-Mar-2021

Exhibit H
Milestones and consequences of delay

	Milestone	Target Date Completion	Consequence of on time or early completion	Consequence of completion being delayed solely as result of any Patheon breach, act or omission	Consequence of completion being delayed for any other reason
1.	[***]	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]

[***]

Schedule B Fees

I.Base Fee

[***]

Commencement Date	End Date	Fee (per calendar [***])
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
For the avoidance of doubt, the Base Fees will accrue under this Agreement alone. The fees for the Transfer Services are specified in the Technology Transfer Agreement.
Consequences for the failure to achieve milestones for the Transfer Services or effects of early completion of the Transfer Services are specified in Exhibit H of the Technology Transfer Agreement.

II.Product Fees1
[***]
Tier pricing:

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Conversion Price	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Notes:
The tier pricing will apply if [***].
In tier pricing, for any given year the first [***] vials cost £[***], the [***] to [***] vials cost £[***], the [***] to [***] vials cost £[***]. etc.
Tier pricing [***]:
The tier pricing below will apply if [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Conversion Price	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Base Fees and Product Fees include:
[***]

Base Fee and Product Fees DO NOT Include:
[***]
Materials:
Cost allocation for the procurement of Materials is set forth in Section 2.2 of this Agreement. A provisional bill of Materials is listed in Schedule C.
Bill Back Items:
During the Transfer Services, Patheon and Client will work together to develop a non-exhaustive list of typical Bill Back Items. Terms for the procurement of Bill Back Items are described in Section 2.2(r).
Additional Services:
The following non-exhaustive list shall be considered Additional Services and will be invoiced to Client at the price agreed according to Section 2.2(s).
[***]
3